SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                October 10, 1997

                    ________________________________________


                             THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-10791                52-1711436
        (State or other               (Commission        (I.R.S. Employer
        jurisdiction of               File Number)  Identification Number)
        incorporation or
        organization)


        10455 Pacific Center Court
        San Diego, California                                  92121-4339
        (Address of principal executive offices)               (Zip Code)


                                 (619) 646-5300
                         (Registrant's telephone number
                              including area code)
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        Item 5.  Other Events
                 ------------

              On October 10, 1997, ThermoTrex Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, to announce the commencement of its public offering of $100 million principal amount of convertible subordinated debentures due 2007.

        Item 7.  Financial Statements, Pro Forma Financial Information
                 -----------------------------------------------------
        and Exhibits
        ------------

                 (a) Financial Statements of Business Acquired: not
                     applicable.

                 (b) Pro Forma Financial Information: not applicable.

                 (c) Exhibits

                     99  Press Release of the Company, dated October 10,
                         1997



                                    SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 10th day of October, 1997.



                                             THERMOTREX CORPORATION


                                             By: /s/ Melissa F. Riordan
                                                 ----------------------
                                                 Melissa F. Riordan
                                                 Treasurer



        AA972830006
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        EXHIBIT 99
        ----------

             THERMOTREX ANNOUNCES COMMENCEMENT OF DEBENTURE OFFERING


             SAN DIEGO, Calif., October 10, 1997 -- ThermoTrex Corporation (ASE-TKN) announced today that it has commenced a public offering of $100 million principal amount of convertible subordinated debentures due 2007, pursuant to a prospectus supplement relating to the company's existing shelf registration of an aggregate of $250 million of the company's securities. Thermo Electron Corporation, which owns approximately 53 percent of the company's outstanding common stock, will guarantee, on a subordinated basis, the payment of the debentures. The pricing of the debentures, including interest rate and conversion price, will be based on market conditions at the time of pricing. The terms of the offering include an option for the underwriters to purchase up to an additional $15 million principal amount of the debentures to cover over-allotments, if any.

             The managing underwriters for the offering are Lehman Brothers Inc. and Goldman, Sachs & Co. Prospectuses relating to the offering may be obtained by contacting Lehman Brothers Inc., c/o ADP Processing, Prospectus Fulfillment, 536 Broadhollow Road, Melville, New York 11747.

             This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.